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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report    (Date of earliest event reported)     August 14, 2002

Protective Life and Annuity Insurance Company

(Exact name of registrant as specified in its charter)

Alabama	333-42425	63-0761690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 879 9230

Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

        The information in this Current Report on Form 8-K, including the attached exhibits, is being furnished pursuant to Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, such information in this report and in such exhibits shall not be deemed to be incorporated by reference into the Registrant’s filings under the Securities Act of 1933, as amended.

        On August 14, 2002, the Registrant’s President, and Chief Financial Officer each furnished to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99(a) and 99(b) to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
BY/s/Jerry W. DeFoor
Jerry W. DeFoor
Vice President and Controller
and Chief Accounting Officer
(Duly authorized officer)

Dated:   August 14, 2002

Exhibit Index

    Exhibit Number                         Description                                  Page Number
    --------------                         -----------                                  -----------

         99(a)             Certification of the President pursuant to
                           18 U.S.C. Section 1350 as adopted pursuant
                           to Section 906 of the Sarbanes-Oxley Act
                           of 2002.

         99(b)             Certification of the Chief Financial Officer pursuant
                           to 18 U.S.C. Section 1350 as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.